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                       IRREVOCABLE STANDBY LETTER OF CREDIT
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     LETTER OF CREDIT NO          ISSUE DATE             EXPIRY DATE
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        S066002               FEBRUARY 28, 1996        DECEMBER 31, 2000
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ELI LILLY & COMPANY
ELI LILLY CORPORATE CENTER (DROP CODE 2528)
INDIANAPOLIS, INDIANA 46285

GENTLEMEN:

WE HEREBY OPEN OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR FOR THE ACCOUNT OF TRIANGLE PHARMACEUTICALS, INC., 4 UNIVERSITY PLACE, 4611 UNIVERSITY DRIVE, DURHAM, NC 27707 IN THE AGGREGATE OF $1/5,000.00 (UNITED STATES DOLLARS ONE HUNDRED SEVENTY FIVE THOUSAND 00/100) AVAILABLE BY PAYMENT OF YOUR DRAFT(S) AT SIGHT DRAWN ON OURSELVES WHEN ACCOMPANIED BY:

A STATEMENT PURPORTEDLY SIGNED BY THE MANAGER OF STRATEGIC REAL ESTATE OR AN OFFICER OF ELI LILLY & COMPANY STATING "TRIANGLE PHARMACEUTICALS, INC. HAS DEFAULTED IN THE PAYMENT OF ADDITIONAL RENT UNDER THE SUB-LEASE DATED JANUARY 18, 1996 WITH ELI LILLY & COMPANY, AND THEREFORE FUNDS ARE DUE AND PAYABLE."

THIS IRREVOCABLE LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING. THIS UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT OR CONTRACT REFERRED TO HEREIN.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE AMENDED AS PROVIDED FOR IN SECTION ELEVEN OF THE ABOVE REFERENCED SUB-LEASE, UPON PRESENTATION BY ELI LILLY & COMPANY AND TRIANGLE PHARMACEUTICALS, INC. TO FIRST UNION NATIONAL BANK OF NORTH CAROLINA OF THE JOINT CERTIFICATION AND REDUCTION OF LETTER OF CREDIT AMOUNT SCHEDULE REFERRED TO THEREIN.

WE HEREBY AGREE WITH YOU THAT DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH
THE TERMS AND CONDITIONS OF THIS CREDIT SHALL BE DULY HONORED IF PRESENTED TOGETHER WITH DOCUMENT(S) AS SPECIFIED AND THE ORIGINAL OF THIS CREDIT AT OUR OFFICE LOCATED AT 301 SOUTH TRYON STREET, INTERNATIONAL TZ, CHARLOTTE, NC 28288-0742 ON OR BEFORE THE ABOVE STATED EXPIRY DATE, DRAFT(S) DRAWN UNDER THIS CREDIT MUST SPECIFICALLY REFERENCE OUR CREDIT NUMBER.

EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, ESTABLISHED BY THE INTERNATIONAL CHAMBER OF COMMERCE, AS IN EFFECT ON THE DATE OF ISSUANCE OF THIS CREDIT.

SINCERELY,

/s/Illegible
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AUTHORIZED SIGNATURE
FIRST UNION NATIONAL BANK OF NORTH CAROLINA